Exhibit 9

SCHEDULE 3.07 TO THE 1995 AWAC FORMATION AGREEMENT ACOA LITIGATION NO LONGER OUTSTANDING

1. Hearing loss claims at the Bauxite (Arkansas) operations

2. US EPA Order on Consent, EPA Docket No. 6-11-94 with respect to Pt. Comfort/Lavaca Bay Site

3. MSHA Citations Arkansas:

                      Citation No, 4327811 dated September 26, 1994

                      Citation No. 4327816 dated September 26, 1994

4. MSHA Citations Pt. Comfort:

                      Citation dated April 28, 1994

                      Citation dated March 1, 1993

5. Dispute between original owners of the land and the State of Maranho, Brazil in relation to the State’s rights to ex-propriate the land on which the port at which San Luis is built.

6. In the Matter of the Consolidated Arbitration between Fermar S.P.A. Guinomar of Conakry and Alcoa Steamship and related claim against Dredge Buster Bean.

7. US Department of Justice Civil Investigative Demand No. 11352 to Aluminum Company of America dated August 24, 1994 in response to a multinational Memorandum of Understanding negotiated by the US Government and other sovereign nations to restrict production of primary aluminum.

8. Investigation by the European Union Competition Office and German Cartel Office dated December 8, 1993 into the claim of Alufin Deutchland GmbH relating to the tabular alumina market.

9. Broderick v. Alcoa Minerals of Jamaica, Inc., No. C.L. B096 of 1990.

10. Discrimination charge. Charge Number ###-##-####, filed with the EEOC by Susan G. Baxley on December 2, 1994 (Ft. Meade, Fla. facility).

11. Discrimination charge. Charge Number ###-##-####, filed with the EEOC by Rubin Brown on June 13, 1994 (Pt. Comfort, Tx. facility).

12. Discrimination charge. Charge Number ###-##-####, filed with the EEOC by Dan McCord on October 19, 1994 (Pt. Comfort, Tx. facility).

13. Discrimination charge. Charge Number 1940067-H, filed with the EEOC by Vicki Moore on March 4, 1994 (Pt. Comfort, Tx. facility).

14. Discrimination charge. Charge Number ###-##-####, filed with the EEOC by Oscar Morgan on June 13, 1994 (Pt. Comfort, Tx. facility).

15. Discrimination charge. Charge Number ###-##-####, filed with the EEOC by Willie Shoots on June 13, 1994 (Pt. Comfort, Tx. facility).

16. Discrimination charge. Charge Number ###-##-####, filed with the EEOC by Allen Williams on June 13, 1994 (Pt. Comfort, Tx. facility).

17. Discrimination charge. Charge Number ###-##-####, filed with the EEOC by Susana Vasquez on July 14, 1993 (Pt. Comfort, Tx. facility).

18. Discrimination charge. Charge Number ###-##-####, filed with the EEOC by Juan Gonzalez on September 28, 1994 (Pt. Comfort, Tx. facility).

19. Discrimination charge. Charge Number ###-##-####, filed with the EEOC by Paul Babbitt on March 18, 1994 (Arkansas facility).

20. Posey v. Alcoa.

21. Aluminum Chemicals, Inc. v. Alcoa Specialty Chemicals.

22. Wenske v. Alcoa.

23. Jefferson v. Alcoa.

24. Keyes v. Alcoa.

25. Compuworks v. Alcoa.

26. Kacir v. Alcoa.

27. Depew v. Alcoa.

28. Marler v. Alcoa.

29. Attached list of asbestos lawsuits involving Alcoa Steamship.

Matter id	Matter Name	Open Date	Status

GL198400029—	DAVIS, HOWARD B.	02/22/1984	A	ADMRSMJXR

GL1986000253	ROBINSON, WM.	01/22/1986	A	ADMRSMJXR

GL1986001311	ALLISON, JOHN O.	08/08/1986	A	ADMRSMJXR

GL1986001312	BRANNON, DANIEL L.	08/08/1986	A	ADMRSMJXR

GL1986001313	BRUNELL, VICTOR D.	08/08/1986	A	ADMRSMJXR

GL1986001314	BYRD, ROBERT J.	08/08/1986	A	ADMRSMJXR

GL1986001315	CARRASQUILLO, LORENZO	08/08/1986	A	ADMRSMJXR

GL1986001317	CHRISTIAN, ADOLPH	08/08/1986	A	ADMRSMJXR

GL1986001318	CLARK, TERRILL G.	08/08/1986	A	ADMRSMJXR

GL1986001319	DEVAUX, JOHN W.	08/08/1986	A	ADMRSMJXR

GL1986001320	DUNN, MICHAEL J.	08/08/1986	A	ADMRSMJXR

GL1986001321	ELLIOTT, OMAR W.	08/08/1986	A	ADMRSMJXR

GL1986001322	ERIKSSON, KARL A.	08/08/1986	A	ADMRSMJXR

GL1986001323	BAILEY, CHARLES N.	08/08/1986	A	ADMRSMJXR

GL1986001324	BLANCHARD, LESLIE S.	08/08/1986	A	ADMRSMJXR

GL1986001325	FLEMING, GEORGE B.	08/08/1986	A	ADMRSMJXR

GL1986001326	GAITWOOD, CLIFTON C.	08/08/1986	A	ADMRSMJXR

GL1986001327	GARRISS, ROBERT L.	08/08/1986	A	ADMRSMJXR

GL1986001328	HUDSON, WILLIAM M.	08/08/1986	A	ADMRSMJXR

GL1986001329	HEARN, JOE JR.	08/08/1986	A	ADMRSMJXR

GL1986001330	HAYES, EMMETT M.	08/08/1986	A	ADMRSMJXR

GL1986001331	DEVAUGHN HARRISON	08/08/1986	A	ADMRSMJXR

GL1986001332	GILLILAND, ARHTUR G.	08/08/1986	A	ADMRSMJXR

GL1986001333	LAIRD, HENRY L.	08/08/1986	A	ADMRSMJXR

GL1986001334	LOTT, (SR.) LAMAR M.	08/08/1986	A	ADMRSMJXR

GL1986001335	MAEKRIS, ZACHARIAS A.	08/08/1986	A	ADMRSMJXR

GL1986001336	MALDONADO, ANDRES O.	08/08/1986	A	ADMRSMJXR

GL1986001337	MOODY, JIMMIE A.	08/08/1986	A	ADMRSMJXR

GL1986001338	O’BRIEN, HUBERT B.	08/08/1986	A	ADMRSMJXR

GL1986001339	OVERSTREET, BERNARD F.	08/08/1986	A	ADMRSMJXR

GL1986001340	PEAVY, FLOYD	08/08/1986	A	ADMRSMJXR

GL1986001342	SCHIELDER, EDWARD J.	08/08/1986	A	ADMRSMJXR

Matter id	Matter Name	Open Date	Status

GL19860013——	SERRETTE, MACDONALD	08/08/1986	A	ADMRSMJXR

GL1986001344	SILVA,WALTER	08/08/1986	A	ADMRSMJXR

GL1986001345	SMITH, CHARLES S.	08/08/1986	A	ADMRSMJXR

GL1986001346	RALPH H. SMITH	08/08/1986	A	ADMRSMJXR

GL1986001347	STARLING, HOMER	08/08/1986	A	ADMRSMJXR

GL1986001348	WILKERSON, MURRAY	08/08/1986	A	ADMRSMJXR

GL1986001349	WILLIAMSON, GEORGE	08/08/1986	A	ADMRSMJXR

GL1986001350	WOODALL, GEORGE H.	08/08/1986	A	ADMRSMJXR

GL1986001351	WOODS, CLYDE W.	08/08/1986	A	ADMRSMJXR

GL1986001352	WORLEY, AUGHTLEY	08/08/1986	A	ADMRSMJXR

GL1986001356	AQUIA (JR.), SALVATORE	08/11/1986	A	ADMRSMJXR

GL1986001469	ARLEQUE, ROBERT W.	09/03/1986	A	ADMRSMJXR

GL1986001470	BETTS, FRANK W.	09/03/1986	A	ADMRSMJXR

GL1986001471	BLAZIO, ALBERT M.	09/03/1986	A	ADMRSMJXR

GL1986001472	HEYLIGER, JAMES C.	09/03/1986	A	ADMRSMJXR

GL1986001473	PINEIRO, JOSE D.	09/03/1986	A	ADMRSMJXR

GL1986001474	ROBERTSON, CHARLES R.	09/03/1986	A	ADMRSMJXR

GL1986001475	ZESCHITZ, JOSEPH	09/03/1986	A	ADMRSMJXR

GL1986001830	CAIN, FRANKLIN N.	11/21/1986	A	ADMRSMJXR

GL1986001831	PETER GEBBIA, JR.	11/21/1986	A	ADMRSMJXR

GL1986001832	GILLIKIN, CHARLES O.	11/21/1986	A	ADMRSMJXR

GL1986001833	MAHONE, ROBERT N.	11/21/1986	A	ADMRSMJXR

GL1986001834	MCNEIL, WILTON H.	11/21/1986	A	ADMRSMJXR

GL1 986001835	MUIR, ROLAND F.	11/21/1986	A	ADMRSMJXR

GL1986001836	PRICE, WILLIAM H.	11/21/1986	A	ADMRSMJXR

GL1986001837	SHERWOOD, VINCENT L.	11/21/1986	A	ADMRSMJXR

GL1986001838	SMITH, LEE A.	11/21/1986	A	ADMRSMJXR

GL1986001839	VAN SEVEREN, AUGUSTIN	11/21/1986	A	ADMRSMJXR

GL1986001840	WALKER, EDDIE L.	11/21/1986	A	ADMRSMJXR

GL1986001841	WOLFE, (SR.) ALLEN C.	11/21/1986	A	ADMRSMJXR

GL1987000398	HILTON, JOS./DEC’D (EST.)	03/04/1987	A	ADMRSMJXR

GL1987000429	DANZEY, JAMES L. (EST.)	03/12/1987	A	ADMRSMJXR

Matter id	Matter Name	Open Date	Status

GL19870004——	WORKMAN, HOMER O.	03/12/1987	A	ADMRSMJXR

GL1987000431	RITCHIE, (SR.) EDWIN E. EST.	03/12/1987	A	ADMRSMJXR

GL1987000911	AMUNDSON, D.M./DEC’D	06/22/1987	A	ADMRSMJXR

GL1987000912	ANDERSON, ROY W./DEC’D	06/22/1987	A	ADMRSMJXR

GL1987000913	BARKINS, CHARLES M.	06/22/1987	A	ADMRSMJXR

GL1987000914	BRAIN, ROBERT L.	06/22/1987	A	ADMRSMJXR

GL1987000915	COLLEY, (JR.) WALTER R.	06/22/1987	A	ADMRSMJXR

GL1987000918	EBANKS, NORMAN G.	06/22/1987	A	ADMRSMJXR

GL1987000919	HAWKINS, EDWARD T./DEC’D	06/22/1987	A	ADMRSMJXR

GL1987000920	GARDNER, JOHN B.	06/22/1987	A	ADMRSMJXR

GL1987000921	JARVIS, BILLY R.	06/22/1987	A	ADMRSMJXR

GL1987000922	MYERS, BILL J.	06/22/1987	A	ADMRSMJXR

GL1987000933	MOEN, IRWIN S.	06/24/1987	A	ADMRSMJXR

GL1987000995	MCDONALD. SAM W./DEC’D	07/07/1987	A	ADMRSMJXR

GL1987000996	HERRING, OWEN H./DEC’D	07/07/1987	A	ADMRSMJXR

GL1987000997	HERRING, MELVIN C./DEC’D	07/07/1987	A	ADMRSMJXR

GL1987001004	YOUNG, (SR.) JOHN	07/08/1987	A	ADMRSMJXR

GL1987001033	QUINNT, CARROLL J.	07/14/1987	A	ADMRSMJXR

GL1987001113	CRUTE, DOUGLAS W.	07/31/1987	A	ADMRSMJXR

GL1987001114	WILSON, ALFRED	07/31/1987	A	ADMRSMJXR

GL1987001115	TRONCOSO, CARLOS	07/31/1987	A	ADMRSMJXR

GL1987001116	SIMPSON, GORDON L.	07/31/1987	A	ADMRSMJXR

GL1987001117	ROLAND, CHARLES A.	07/31/1987	A	ADMRSMJXR

GL1987001118	MATTHEWS, IRVIN	07/31/1987	A	ADMRSMJXR

GL1987001119	LOFTON, CLARENCE J.	07/31/1987	A	ADMRSMJXR

GL1987001120	DANIELS, WILLIE	07/31/1987	A	ADMRSMJXR

GL1987001122	DIFABRIZIO, ALFONSO	07/31/1987	A	ADMRSMJXR

GL1987001123	HAUS, JOHN H.	07/31/1987	A	ADMRSMJXR

GL1987001124	MURAKAMI, TOM T.	07/31/1987	A	ADMRSMJXR

GL1987001125	PROULX, RAYMOND	07/31/1987	A	ADMRSMJXR

GL1987001126	SMITH, THOMAS E.	07/31/1987	A	ADMRSMJXR

GL1987001184	BIRD, OSCAR R.	08/12/1987	A	ADMRSMJXR

Matter id	Matter Name	Open Date	Status

GL19870011——	BURCH, GEORGE A.	08/12/1987	A	ADMRSMJXR

GL1987001186	CHERRY, DAN J.	08/12/1987	A	ADMRSMJXR

GL1987001187	CRUZ, JUAN A.	08/12/1987	A	ADMRSMJXR

GL1987001188	DUNN, JOHN	08/12/1987	A	ADMRSMJXR

GL1987001189	HULLER, KENNETH G.	08/12/1987	A	ADMRSMJXR

GL1987001190	JOHNSTON, ROBERT W.	08/12/1987	A	ADMRSMJXR

GL1987001191	LAVOINE, (JR.) RAYMOND T.	08/12/1987	A	ADMRSMJXR

GL1987001192	LLANES, ANTONIO	08/12/1987	A	ADMRSMJXR

GL1987001193	PERDREAUVILLE, GEORGE A	08/12/1987	A	ADMRSMJXR

GL1987001194	O’TOOLE, JOHN P.	08/12/1987	A	ADMRSMJXR

GL1987001195	WORRELL, DEXTER A.	08/12/1987	A	ADMRSMJXR

GL1987001196	VELAZQUEZ, EUSEBIO M.	08/12/1987	A	ADMRSMJXR

GL1987001197	TURNER, ARTHUR S.	08/12/1987	A	ADMRSMJXR

GL1987001198	NICOLA TAGLIAMBURIS	08/12/1987	A	ADMRSMJXR

GL1987001199	STEWART, MAX L.	08/12/1987	A	ADMRSMJXR

GL1987001200	OSBORN, JOHN W.	08/12/1987	A	ADMRSMJXR

GL1987001201	PONSON, JUNEST P.	08/12/1987	A	ADMRSMJXR

GL1987001202	ROSATO, MATTHEW V.	08/12/1987	A	ADMRSMJXR

GL1987001239	CLEVELAND ASBESTOS	08/19/1987	A	ADMRSMJXR

GL1987001240	MOBILE ASBESTOS GENERAL	08/19/1987	A	ADMRSMJXR

GL1987001241	NEW ORLEANS ASBESTOS	08/19/1987	A	ADMRSMJXR

GL1987001251	RAMBO, JOHN - ASBESTOS	08/21/1987	A	ADMRSMJXR

GL1987001478	DOMINSKI, FLOYD/DEC’D	10/07/1987	A	ADMRSMJXR

GL1987001567	JOHNS, WILLIAM D./DEC’D	10/26/1987	A	ADMRSMJXR

GL1987001593	SKINNER, JEFF M./DEC’D	10/30/1987	A	ADMRSMJXR

GL1987001659	SCHJOTT, MARTIN D.	11/10/1987	A	ADMRSMJXR

GL1988001182	DETROIT ASBESTOS GENERAL	07/14/1988	A	ADMRSMJXR

GL1988001294	SANTOS, VICTOR M.	08/09/1988	A	ADMRSMJXR

GL1988001298	ALEJANDRO, FAUSTINO	08/09/1988	A	ADMRSMJXR

GL1988001299	CASTRO, EDUARDO	08/09/1988	A	ADMRSMJXR

GL1988001301	JARTIN, DOMINGO	08/09/1988	A	ADMRSMJXR

GL1988001302	HANSEN, FRED	08/09/1988	A	ADMRSMJXR

Matter id	Matter Name	Open Date	Status

GL1988001———	NAVITSKY, PHILIP	08/09/1988	A	ADMRSMJXR

GL1988001305	NASH, VERBON, T.	08/09/1988	A	ADMRSMJXR

GL1988001307	LELONEK, LEONARD, M.	08/09/1988	A	ADMRSMJXR

GL1988001308	MUNIZ, FELIX	08/09/1988	A	ADMRSMJXR

GL1988001309	DELGADO, ANACLETO	08/09/1988	A	ADMRSMJXR

GL1988001310	DELFIN, THEODORE	08/09/1988	A	ADMRSMJXR

GL1988001311	BROADUS, MICHAEL W.	08/09/1988	A	ADMRSMJXR

GL1988001312	BABSON, JAMES H.	08/09/1988	A	ADMRSMJXR

GL1988001313	BUTTS, BOBBY	08/08/1988	A	ADMRSMJXR

GL1988001314	NEJMAN, EDMUND B.	08/09/1988	A	ADMRSMJXR

GL1988001315	NUNEZ, EUGENIO	08/09/1988	A	ADMRSMJXR

GL1988001316	RENNIE, JOHN A.	08/09/1988	A	ADMRSMJXR

GL1988001317	NEGRON, CRUZ	08/09/1988	A	ADMRSMJXR

GL1988001318	DEJESUS, EDUVIGIS	08/09/1988	A	ADMRSMJXR

GL1988001319	DEJESUS, GUILLERMO	08/09/1988	A	ADMRSMJXR

GL1988001544	BURLEY, FRANCIS E.	09/15/1988	A	ADMRSMJXR

GL1988001545	JACOBSEN, HANS J.	09/15/1988	A	ADMRSMJXR

GL1988001606	DAVIS, EARL J.	09/29/1988	A	ADMRSMJXR

GL1988001820	ALLEN, JOSEPH G.	11/08/1988	A	ADMRSMJXR

GL1988001826	CLARK, (JR.) ELMER	11/09/1988	A	ADMRSMJXR

GL1988001832	BALTIMORE ASBESTOS	11/09/1988	A	ADMRSMJXR

GL1988002034	CRAGGS, GEORGE M.	12/21/1988	A	ADMRSMJXR

GL1988002035	CLARKE, ASQUITH K.	12/21/1988	A	ADMRSMJXR

GL1988002038	HUDGINS, SAMUEL C.	12/21/1988	A	ADMRSMJXR

GL1988002039	WROTON, NORMAN E.	12/21/1988	A	ADMRSMJXR

GL1988002040	CARLSON, JOHN W.	12/21/1988	A	ADMRSMJXR

GL1988002041	DICARLO, THOMAS J.	12/21/1988	A	ADMRSMJXR

GL1988002042	MARCOGLIESE, NICK	12/21/1988	A	ADMRSMJXR

GL1988002043	JONES, MELVIN E.	12/21/1988	A	ADMRSMJXR

GL1989000274	PURSELL, JAMES K.	02/03/1989	A	ADMRSMJXR

GL1989000348	CHATTOM, HERBERT C.	02/14/1989	A	ADMRSMJXR

GL1989000452	AGUIAR JOSE	03/02/1989	A	ADMRSMJXR

Matter id	Matter Name	Open Date	Status

GL19890004——	ALEXANDER, GEORGE	03/02/1989	A	ADMRSMJXR

GL1989000454	ALLEN, KNOWLTON	03/02/1989	A	ADMRSMJXR

GL1989000472	AMABILE, ALBERT	03/02/1989	A	ADMRSMJXR

GL1989000473	ANTONIE, LIONEL W.	03/02/1989	A	ADMRSMJXR

GL1989000474	AVERA, CHARLES L.	03/02/1989	A	ADMRSMJXR

GL1989000475	AYLER, NATHANIEL	03/02/1989	A	ADMRSMJXR

GL1989000481	BALES, GEORGE (ESTATE)	03/02/1989	A	ADMRSMJXR

GL1989000482	BATES, JOSEPH C.	03/02/1989	A	ADMRSMJXR

GL1989000483	BAXTER, (SR.) BRADLEY A.	03/02/1989	A	ADMRSMJXR

GL1989000484	BENNETT, JOHN D.	03/02/1989	A	ADMRSMJXR

GL1989000485	BERTRAND, ALFRED	03/02/1989	A	ADMRSMJXR

GL1989000486	BOWDEN, GEORGE W.	03/02/1989	A	ADMRSMJXR

GL1989000487	BROWN, SAMUEL S.	03/02/1989	A	ADMRSMJXR

GL1989000488	CANCELA, RODOLFO	03/02/1989	A	ADMRSMJXR

GL1989000490	CARMICHAEL, HORACE	03/02/1989	A	ADMRSMJXR

GL1989000491	CATALAN, ADOLFO M.	03/02/1989	A	ADMRSMJXR

GL1989000495	CAWTHORNE, BOBBY W.	03/03/1989	A	ADMRSMJXR

GL1989000496	COVER, VICTOR A.	03/02/1989	A	ADMRSMJXR

GL1989000497	CRAFFORD, CHARLES W.	03/02/1989	A	ADMRSMJXR

GL1989000498	DIAZ, CARLOS M.	03/02/1989	A	ADMRSMJXR

GL1989000499	DILBERT, JOSEPH (ESTATE)	03/02/1989	A	ADMRSMJXR

GL1989000500	FERRERA, RAMON	03/02/1989	A	ADMRSMJXR

GL1989000501	FIGUEROA, JACINTO	03/02/1989	A	ADMRSMJXR

GL1989000502	FLEMING, JAMES W.	03/02/1989	A	ADMRSMJXR

GL1989000508	FORNIS, JOSEPH L.	03/02/1989	A	ADMRSMJXR

GL1989000509	FRITZ, FLOYD W.	03/02/1989	A	ADMRSMJXR

GL1989000510	GARRITY, GERALD L.	03/02/1989	A	ADMRSMJXR

GL1989000511	GHANY, SOLOMON O.	03/02/1989	A	ADMRSMJXR

GL1989000512	GIAVASIS, STEVE T.	03/02/1989	A	ADMRSMJXR

GL1989000513	GIBBS, AUBREY L.	03/02/1989	A	ADMRSMJXR

GL1989000514	GONZALES, TOMMY R.	03/02/1989	A	ADMRSMJXR

GL1989000515	GRAY, JOSEPH L.	03/02/1989	A	ADMRSMJXR

Matter id	Matter Name	Open Date	Status

GL19890005——	GRAY, WESLEY A.	03/02/1989	A	ADMRSMJXR

GL1989000517	HATTAWAY, EDWARD A.	03/02/1989	A	ADMRSMJXR

GL1989000518	HICKS, (JR.) FRED R.	03/02/1989	A	ADMRSMJXR

GL1989000519	HOWTON, MARSHALL V.	03/02/1989	A	ADMRSMJXR

GL1989000520	HUNTER, WILLIAM C.	03/02/1989	A	ADMRSMJXR

GL1989000521	JENKINS, BILLIE	03/02/1989	A	ADMRSMJXR

GL1989000522	JOHNSON, JAMES D.	03/02/1989	A	ADMRSMJXR

GL1989000523	JOHNSON, (JR.) SAMUEL	03/02/1989	A	ADMRSMJXR

GL1989000524	KRUSZYNSKI, JOSEPH L.	03/02/1989	A	ADMRSMJXR

GL1989000530	LANDRON, JESUS M.	03/02/1989	A	ADMRSMJXR

GL1989000531	LUNA, CARLOS M.	03/02/1989	A	ADMRSMJXR

GL1989000532	MANCA, LEONARDO	03/02/1989	A	ADMRSMJXR

GL1989000533	MARRINER, CLYDE W.	03/02/1989	A	ADMRSMJXR

GL1989000534	MARTIN, HUBERT S.	03/02/1989	A	ADMRSMJXR

GL1989000535	MCCAULEY, JOHN W.	03/02/1989	A	ADMRSMJXR

GL1989000536	MEGLIO, ANGELO	03/02/1989	A	ADMRSMJXR

GL1989000537	MILLIGAN, GEORGE	03/02/1989	A	ADMRSMJXR

GL1989000539	NEILL, DONALD J.	03/02/1989	A	ADMRSMJXR

GL1989000540	NORTHROP, MILAN R.	03/02/1989	A	ADMRSMJXR

GL1989000541	O’TOOLE, MARTIN T.	03/02/1989	A	ADMRSMJXR

GL1989000542	PASTRANO, FRANCIS	03/02/1989	A	ADMRSMJXR

GL1989000543	PASZEK, JOSEPH	03/02/1989	A	ADMRSMJXR

GL1989000545	RUNDBLAD, DONALD A.	03/02/1989	A	ADMRSMJXR

GL1989000546	SALERNO, IGNATIUS	03/02/1989	A	ADMRSMJXR

GL1989000547	SCHANDL, FRANK J.	03/02/1989	A	ADMRSMJXR

GL1989000548	SERIO, SALBATA	03/02/1989	A	ADMRSMJXR

GL1989000549	SHINE, DON	03/02/1989	A	ADMRSMJXR

GL1989000550	SMITH, WILLIAM R.	03/02/1989	A	ADMRSMJXR

GL1989000551	STAHL, RALPH E.	03/02/1989	A	ADMRSMJXR

GL1989000552	STEWART, JAMES C.	03/02/1989	A	ADMRSMJXR

GL1989000553	TAYLOR, CHARLES E.	03/02/1989	A	ADMRSMJXR

GL1989000554	TORREFIEL, JOSE G.	03/02/1989	A	ADMRSMJXR

Matter Id	Matter Name	Open Date	Status

GL1989000———	VELASQUEZ, CARLOS	03/02/1989	A	ADMRSMJXR

GL1989000556	VICKLUND, KENNETH O.	03/02/1989	A	ADMRSMJXR

GL1989000557	WATERFIELD, RAYMOND E.	03/02/1989	A	ADMRSMJXR

GL1989000558	WOO, DING H.	03/02/1989	A	ADMRSMJXR

GL1989000589	ARENA, LOUIS L.	03/13/1989	A	ADMRSMJXR

GL1989000693	PAPAMANOLIS, GEORGE	03/29/1989	A	ADMRSMJXR

GL1989000871	WOOD, DONALD H.	05/04/1989	A	ADMRSMJXR

GL1989000872	CATCHOT, FRANK O.	05/04/1989	A	ADMRSMJXR

GL1989000873	HUGGINS, WILLARD C.	05/04/1989	A	ADMRSMJXR

GL1989000939	SULLIVAN, ROBERT M.	05/11/1989	A	ADMRSMJXR

GL1989000975	HALLEY, EARMEL	05/19/1989	A	ADMRSMJXR

GL1989001012	STOKES, WILTON H.	05/22/1989	A	ADMRSMJXR

GL1989001065	ALVINO, DANIEL M.	06/06/1989	A	ADMRSMJXR

GL1989001066	BLAKE ROBERT J.	06/06/1989	A	ADMRSMJXR

GL1989001335	ZUKAS, GEORGE E.	07/31/1989	A	ADMRSMJXR

GL1989001523	DACKEN, GEORGE M.	09/06/1989	A	ADMRSMJXR

GL1989001775	BRACK, WILLIAM	10/23/1989	A	ADMRSMJXR

GL1989001808	REEVES (JR.), JAMES	10/26/1989	A	ADMRSMJXR

GL1990000053	ARROYO, MARIANO	01/04/1990	A	ADMRSMJXR

GL1990000054	PICARDY, FREDERICK M.	01/04/1990	A	ADMRSMJXR

GL1990000055	CHESTNUT, JOHN A. (EST.)	01/04/1990	A	ADMRSMJXR

GL1990000099	CONNELL (SR.) GEORGE	01/09/1990	A	ADMRSMJXR

GL1990000236	GARCIA, EFRAIN	01/16/1990	A	ADMRSMJXR

GL1990000238	CHARNECO, SIXTO	01/18/1990	A	ADMRSMJXR

GL1990000240	EVANS, JULIO	01/18/1990	A	ADMRSMJXR

GL1990000249	WRIGHT, WALTER	01/18/1990	A	ADMRSMJXR

GL1990000254	DE LEON, JUAN	01/19/1990	A	ADMRSMJXR

GL1990000529	SANDERS (JR.), UNION H.	03/12/1990	A	ADMRSMJXR

GL1990000700	SAVOCA, JOSEPH	04/05/1990	A	ADMRSMJXR

GL1990000825	ANTONOVSKY, JOHN	05/02/1990	A	ADMRSMJXR

GL1990001053	GALARZA, RAMON	06/08/1990	A	ADMRSMJXR

GL1990001119	PRESTON, JACKIE	06/22/1990	A	ADMRSMJXR

Matter Id	Matter Name	Open Date	Status

GL1990001———	CARR, ORVILLE	06/22/1990	A	ADMRSMJXR

GL1990001134	SEGO, JAMES A.	06/25/1990	A	ADMRSMJXR

GL1990001135	CAMERON, JOHN A.	06/25/1990	A	ADMRSMJXR

GL1990001182	PARHAM, GERALD T.	07/03/1990	A	ADMRSMJXR

GL1990001261	WHITE, ROY E. (DEC’D)	07/18/1990	A	ADMRSMJXR

GL1990001277	PRADO, LOUIS A.	07/19/1990	A	ADMRSMJXR

GL1990001288	PEREZ, GEULLERNO L.	07/20/1990	A	ADMRSMJXR

GL1990001316	HUDSON, LOUIE E.	07/26/1990	A	ADMRSMJXR

GL1990001393	TART, ELORIS B.	08/03/1990	A	ADMRSMJXR

GL1990001500	PANTOJA JAIME	08/23/1990	A	ADMRSMJXR

GL1990001765	BURROWES, CLARENCE F.	10/11/1990	A	ADMRSMJXR

GL1990001766	ARCH, JOSEPH G.	10/08/1990	A	ADMRSMJXR

GL1990001767	PSANIS, CHRISTOS M.	10/08/1990	A	ADMRSMJXR

GL1990001770	ERAZO, PEDRO J.	09/19/1990	A	ADMRSMJXR

GL1990001771	HAYNES, ELIOTT E.	09/10/1990	A	ADMRSMJXR

GL1990001772	VIRUET, PEDRO A.	09/19/1990	A	ADMRSMJXR

GL1990001832	DILLMAN, WILLIAM J.	10/24/1990	A	ADMRSMJXR

GL1990001854	MCMILLIAN, YOUNG C.	10/30/1990	A	ADMRSMJXR

GL1990001895	PIERCE, EARL O. AND JANEL	11/06/1990	A	ADMRSMJXR

GL1990001909	LUGO, ALCIDES	11/08/1990	A	ADMRSMJXR

GL1990001958	O’BRIEN, WILLIAM F.	11/19/1990	A	ADMRSMJXR

GL1990002002	ARROYO, VICENTE H.	11/29/1990	A	ADMRSMJXR

GL1990002051	GLAZE, RICHARD	12/04/1990	A	ADMRSMJXR

GL1991000627	PAGOLA, JOSE, DECEASED	03/26/1991	A	ADMRSMJXR

GL1991000761	SARANTHUS, CHARLES E.	04/16/1991	A	ADMRSMJXR

GL1991000774	BAIN, AUBREY	04/19/1991	A	ADMRSMJXR

GL1991000999	BILLOTTO, JOSEPH & DONNA	05/13/1991	A	ADMRSMJXR

GL1991001037	ROSADO, GUILLERMO O.	05/14/1991	A	ADMRSMJXR

GL1991001102	PACHECO. RICARDO	05/22/1991	A	ADMRSMJXR

GL1991001216	NEW YORK ASBESTOS	06/13/1991	A	ADMRSMJXR

GL1991001240	JONES, RICHARD	06/17/1991	A	ADMRSMJXR

GL1991001445	CALIFORNIA-ALCOA	07/22/1991	A	ADMRSMJXR

Matter Id	Matter Name	Open Date	Status

GL1991001446	FOLEY, JAMES	07/22/1991	A	ADMRSMJXR

GL1991001447	PEARCE, NOAN STEVEN	07/22/1991	A	ADMRSMJXR

GL1991001448	ARZAGA, POLLY	07/22/1991	A	ADMRSMJXR

GL1991001449	STEGEMAN, GALAN	07/22/1991	A	ADMRSMJXR

GL1991001450	JOHNSON, PAUL	07/22/1991	A	ADMRSMJXR

GL1991002154	AUDAIN, EDWARD	11/07/1991	A	ADMRSMJXR

GL1991002168	QUINONES, ARTEMIO	11/10/1991	A	ADMRSMJXR

GL1991002183	MCNEIL, WILLIAM A,	11/13/1991	A	ADMRSMJXR

GL1991002309	KYRIAKOS, ISIDOROS M.	12/11/1991	A	ADMRSMJXR

GL1992000058	PERRYMAN, JOHN P.,	01/06/1992	A	ADMRSMJXR

GL1992000101	CARL JERRY L.	01/08/1992	A	ADMRSMJXR

GL1992000224	O’KROGLY, ALFRED H.,	01/27/1991	A	ADMRSMJXR

GL1992000355	WELLS, ACEY M.	02/13/1992	A	ADMRSMJXR

GL1992000362	WERST, GEORGE R.	02/17/1992	A	ADMRSMJXR

GL1992000529	PEDRO MARCIAL	03/12/1992	A	ADMRSMJXR

GL1992000553	REEVES, CURTIS L.	03/17/1992	A	ADMRSMJXR

GL1992000592	RIVERA MARTI, JOHN L.	03/24/1992	A	ADMRSMJXR

GL1992000715	PATIN, LUTHER J.	04/07/1992	A	ADMRSMJXR

GL1992000875	PARADEAU, LEONARD W.	04/30/1992	A	ADMRSMJXR

GL1992001035	O.C.CHAPMAN	05/27/1992	A	ADMRSMJXR

GL1992001265	SERRETT, MACDONALD	07/21/1992	A	ADMRSMJXR

GL1992001266	SAMAT, KASSIM	07/21/1992	A	ADMRSMJXR

GL1992001274	ROBERTSEN, PHILLIP M.	07/21/1992	A	ADMRSMJXR

GL1992001298	GRIGGERS, IRA W.	07/22/1992	A	ADMRSMJXR

GL1992001299	GARDIER,LOUIS A.	07/22/1992	A	ADMRSMJXR

GL1992001300	FULFORD, STEPHEN H.	07/22/1992	A	ADMRSMJXR

GL1992001301	FRANCO, LUIS G.	07/22/1992	A	ADMRSMJXR

GL1992001302	CAUDILL, EDWARD C.	07/22/1992	A	ADMRSMJXR

GL1992001303	CARROLL, MORGAN L.	07/22/1992	A	ADMRSMJXR

GL1992001304	MIMS, WILLIAM Y.	07/22/1992	A	ADMRSMJXR

GL1992001459	NIEVES, LUIS A.	08/10/1992	A	ADMRSMJXR

GL1992001460	ROZMUS, WALENTY J.	08/10/1992	A	ADMRSMJXR

Matter Id	Matter Name	Open Date	Status

GL199200154—	PATTERSON, WALTER C.	08/28/1992	A	ADMRSMJXR

GL1992001768	ROBINSON, MILTON	10/05/1992	A	ADMRSMJXR

GL1992001838	PINTO, ZENON J.	10/19/1992	A	ADMRSMJXR

GL1992001839	MEDINA, ALFREDO	10/19/1992	A	ADMRSMJXR

GL1992001840	LONG, ROBERT H.	10/19/1992	A	ADMRSMJXR

GL1992001855	DOWD. OREN H.	10/23/1992	A	ADMRSMJXR

GL1992001856	JOHNSON, JR., JAMES J.	10/23/1992	A	ADMRSMJXR

GL1992001981	WHALEN. PAUL F.	11/13/1992	A	ADMRSMJXR

GL1992002072	GOMEZ, JACK A.	11/30/1992	A	ADMRSMJXR

GL1992002073	NANCE, GERALD L.	12/02/1992	A	ADMRSMJXR

GL1992002074	DUNLAP, JOHN B.	12/02/1992	A	ADMRSMJXR

GL1992002126	CLOUSE, CHARLES K.	12/08/1992	A	ADMRSMJXR

GL1992002197	MILLARD, HERBERT A.	12/22/1992	A	ADMRSMJXR

GL1993000044	CASE, CHARLES A.	01/04/1993	A	ADMRSMJXR

GL1993000045	LANIER, HENRY (DECEASED)	01/04/1993	A	ADMRSMJXR

GL1993000356	HOFFMAN, JOHN A.	01/29/1993	A	ADMRSMJXR

GL1993000427	NELSON, MARBLE E.	02/01/1993	A	ADMRSMJXR

GL1993000482	ROBERTS, JOHN R.	02/08/1993	A	ADMRSMJXR

GL1993000483	BROWNLEE, DONALD B.	02/08/1993	A	ADMRSMJXR

GL1993000576	MOORE, JOHN D. (DECEASED)	02/23/1993	A	ADMRSMJXR

GL1993000628	KARLSSON, JONS A. (DECEASED)	03/01/1993	A	ADMRSMJXR

GL1993000630	MURRILL, GEORGE W. (DECEASED)	03/02/1993	A	ADMRSMJXR

GL1993000728	CHAMBLESS, ARTHUR	03/15/1993	A	ADMRSMJXR

GL1993000776	PANTOJA, EVARISTO, SR.	03/17/1993	A	ADMRSMJXR

GL1993000777	ARCH, JOSEPH L.	03/22/1993	A	ADMRSMJXR

GL1993000839	SABELLA, ALFRED J.	03/31/1993	A	ADMRSMJXR

GL1993000912	BIVENS, HERBERT A.	04/07/1993	A	ADMRSMJXR

GL1993000957	JORDAN, LEARTHUR	04/15/1993	A	ADMRSMJXR

GL1993000982	SELICO, ALVIN A.	04/19/1993	A	ADMRSMJXR

GL1993001009	OLIVER, JAMES C.	04/26/1993	A	ADMRSMJXR

GL1993001114	TRUENSKI, CHARLES W.	05/13/1993	A	ADMRSMJXR

GL1993001115	HOWISON, JAMES D.	05/13/1993	A	ADMRSMJXR

Matter Id	Matter Name	Open Date	Status

GL1993001165	EVENS, MELVIN J.	05/25/1993	A	ADMRSMJXR

GL1993001167	LA CORTE, JOSEPH	05/25/1993	A	ADMRSMJXR

GL1993001168	MIDKIFF, ORLAN A.	05/25/1993	A	ADMRSMJXR

GL1993001184	KOEN, LOUIS L. JR,	05/27/1993	A	ADMRSMJXR

GL1993001190	TRAWICH, HARVEY	05/28/1993	A	ADMRSMJXR

GL1993001230	O’MARA, JAMES J.	06/08/1993	A	ADMRSMJXR

GL1993001231	PETTUS, JOSEPH P.	06/08/1993	A	ADMRSMJXR

GL1993001238	JOHNSON, EDWARD	06/10/1993	A	ADMRSMJXR

GL1993001247	GENO, NORWOOD E.	06/10/1993	A	ADMRSMJXR

GL1993001249	SMITH. JR., HANABLE	06/10/1993	A	ADMRSMJXR

GL1993001259	WATFORD, ROY A.	06/14/1993	A	ADMRSMJXR

GL1993001261	PINO, BELTRAN B.	06/14/1993	A	ADMRSMJXR

GL1993001262	PASTRANO, FRANCIS	06/14/1993	A	ADMRSMJXR

GL1993001349	PERRY, WALLACE G.	07/08/1993	A	ADMRSMJXR

GL1993001352	MC CONNELL, RICHARD J.	07/08/1993	A	ADMRSMJXR

GL1993001353	VOLIVA, JESSIE B.	07/08/1993	A	ADMRSMJXR

GL1993001354	HUNTER, WALTER W.	07/08/1993	A	ADMRSMJXR

GL1993001355	KOWALSKI, RICHARD	07/08/1993	A	ADMRSMJXR

GL1993001426	LYBERT, LEON (DECEASED)	07/27/1993	A	ADMRSMJXR

GL1993001428	GONZALES, ALPHONSO	07/27/1993	A	ADMRSMJXR

GL1993001429	ADAMS, JOHN E.	07/27/1993	A	ADMRSMJXR

GL1993001463	PARKER, MARION N.	08/02/1993	A	ADMRSMJXR

GL1993001488	CZERWINSKI, ALEXANDER	08/05/1993	A	ADMRSMJXR

GL1993001490	RICHMOND, WALTER	08/05/1993	A	ADMRSMJXR

GL1993001491	ROBINSON, THOMAS A. SR.	08/05/1993	A	ADMRSMJXR

GL1993001492	GOINS, SAM S.	08/05/1993	A	ADMRSMJXR

GL1993001494	FROESE, ELDON A.	08/05/1993	A	ADMRSMJXR

GL1993001553	DEAN, HARRY I.	08/19/1993	A	ADMRSMJXR

GL1993001555	PRYOR, CLARENCE E.	08/19/1993	A	ADMRSMJXR

GL1993001556	THOMAS, JR., RAYMOND J.	08/19/1993	A	ADMRSMJXR

GL1993001557	FILLINGIM, SR., TOMMY R.	08/19/1993	A	ADMRSMJXR

GL1993001558	POWELL, CHARLES O.	08/19/1993	A	ADMRSMJXR

Matter Id	Matter Name	Open Date	Status

GL1993001———	WOLAN, JOHN J.	08/19/1993	A	ADMRSMJXR

GL1993001561	WARD, WALKER E.	08/19/1993	A	ADMRSMJXR

GL1993001564	HARRIS, JOSEPH	08/19/1993	A	ADMRSMJXR

GL1993001571	GYLLAND, ARVID	08/23/1993	A	ADMRSMJXR

GL1993001581	ROCHE, WILLIAM T.	08/25/1993	A	ADMRSMJXR

GL1993001582	SOUTHER, HARRY D.	08/25/1993	A	ADMRSMJXR

GL1993001586	FORBES, JOHN	08/26/1993	A	ADMRSMJXR

GL1993001587	HILL, JOHN D.	08/26/1993	A	ADMRSMJXR

GL1993001588	WILLIAMS, BOBBIE G.	08/26/1993	A	ADMRSMJXR

GL1993001589	PERDUE, CHARLES E.	08/26/1993	A	ADMRSMJXR

GL1993001634	TAPIA, BERNARD	09/03/1993	A	ADMRSMJXR

GL1993001635	HARRIS, JOHN B.	09/07/1993	A	ADMRSMJXR

GL1993001636	COLON, ANTONIO	09/07/1993	A	ADMRSMJXR

GL1993001637	COLEMAN, ADIE - (DECEASED)	09/07/1993	A	ADMRSMJXR

GL1993001638	DONALD, WILLIAM J.	09/07/1993	A	ADMRSMJXR

GL1993001639	CLARY, FLAVIUS A.	09/07/1993	A	ADMRSMJXR

GL1993001640	HARRINGTON, JAMES P.	09/07/1993	A	ADMRSMJXR

GL1993001666	APPLEWHITE, THOMAS N.	09/13/1993	A	ADMRSMJXR

GL1993001667	FEELEY, JOHN T.	09/13/1993	A	ADMRSMJXR

GL1993001668	ROSARIO, EFRAIN, SR.	09/13/1993	A	ADMRSMJXR

GL1993001703	SIMONEAUX, JR.	09/16/1993	A	ADMRSMJXR

GL1993001705	BANKS, LAWRENCE A.	09/17/1993	A	ADMRSMJXR

GL1993001706	JACK, WILMER JR.	09/17/1993	A	ADMRSMJXR

GL1993001707	ROBERT W. ARLEQUE	09/17/1993	A	ADMRSMJXR

GL1993001722	CAMERON, CHARLES D	09/23/1993	A	ADMRSMJXR

GL1993001723	HILL, CHARLES M	09/23/1993	A	ADMRSMJXR

GL1993001732	KUHL, VINCENT S.	09/24/1993	A	ADMRSMJXR

GL1993001733	PAWLOSKI, JOHN	09/24/1993	A	ADMRSMJXR

GL1993001745	FORBES, JOHN	09/28/1993	A	ADMRSMJXR

GL1993001779	BASS, MELVIN W.	10/06/1993	A	ADMRSMJXR

GL1993001780	KLEINMAN, LEON	10/06/1993	A	ADMRSMJXR

GL1993001781	REYES, JUAN	10/06/1993	A	ADMRSMJXR

Matter Id	Matter Name	Open Date	Status

GL19930017——	SEARS, WILLIAM N. (DEC’D)	10/06/1993	A	ADMRSMJXR

GL1993001827	RALPH A. HERNANDEZ	10/14/1993	A	ADMRSMJXR

GL1993001828	ALGERNON B. GRIFFITH	10/14/1993	A	ADMRSMJXR

GL1993001849	LAUER, PHILLIP VA. H.	10/20/1993	A	ADMRSMJXR

GL1993001852	BRINKLEY, ERNST G.	10/21/1993	A	ADMRSMJXR

GL1993001858	WOOD, JERRY E.	10/22/1993	A	ADMRSMJXR

GL1993001859	BONNER, THOMAS H., JR.	10/22/1993	A	ADMRSMJXR

GL1993001866	ALVES, JACK	10/25/1993	A	ADMRSMJXR

GL1993001867	BERGER, WILLIAM H.	10/25/1993	A	ADMRSMJXR

GL1993001878	RULEY, EDWARD C.	10/26/1993	A	ADMRSMJXR

GL1993001886	REINOSA, JUAN	10/28/1993	A	ADMRSMJXR

GL1993001901	ENNA, JOSEPH A	10/29/1993	A	ADMRSMJXR

GL1993001902	MARRINER, JAMES E.	11/01/1993	A	ADMRSMJXR

GL1993001903	FEDESOVICH, JOHN	11/01/1993	A	ADMRSMJXR

GL1993001904	HONEYCUTT, ROSCOE B	11/01/1993	A	ADMRSMJXR

GL1993001931	ROBERTSON, JOSEPH A.	11/05/1993	A	ADMRSMJXR

GL1993001932	MORGAN, JAMES	11/05/1993	A	ADMRSMJXR

GL1993001933	JORDAN, ANDERSON J., JR.	11/05/1993	A	ADMRSMJXR

GL1993001934	DIXON, WILLIE	11/05/1993	A	ADMRSMJXR

GL1993001938	TREMER, ALPHONSE J. JR.	11/10/1993	A	ADMRSMJXR

GL1993001939	CARROLL, MORGAN L.	11/10/1993	A	ADMRSMJXR

GL1993001940	LAIDLOW, ANSIL	11/11/1993	A	ADMRSMJXR

GL1993001944	JOHNSON, GORDON M.	11/11/1993	A	ADMRSMJXR

GL1993001950	CAMPBELL, JUGHE	11/11/1993	A	ADMRSMJXR

GL1993001960	DOLESE, SIDNEY L. (DEC’D)	11/15/1993	A	ADMRSMJXR

GL1993001972	AHMED, ABDULLAH B.	11/18/1993	A	ADMRSMJXR

GL1993001973	BENT, EUGENE W.	11/18/1993	A	ADMRSMJXR

GL1993001974	TEMPLE, LEROY E	11/18/1993	A	ADMRSMJXR

GL1993001988	MALDONADO, JOSE C.	11/22/1993	A	ADMRSMJXR

GL1993002000	SCHROEDER, LAWRENCE	11/30/1993	A	ADMRSMJXR

GL1993002001	SOESMAN, EDW1G J	11/30/1993	A	ADMRSMJXR

GL1993002002	SHAW, JAMES D	11/30/1993	A	ADMRSMJXR

Matter Id	Matter Name	Open Date	Status

GL1993002———	KALIVAS, THEODORE	11/30/1993	A	ADMRSMJXR

GL1993002004	DEHEZA, ANGELES Z	11/30/1993	A	ADMRSMJXR

GL1993002005	WAWROSKI, FRANK E	11/29/1993	A	ADMRSMJXR

GL1993002007	DESKINS, WILLIAM	11/29/1993	A	ADMRSMJXR

GL1993002020	BALLARD, DAVID A	12/02/1993	A	ADMRSMJXR

GL1993002026	GUERRERO, ROBERT G	12/02/1993	A	ADMRSMJXR

GL1993002029	KATSO, JOHN G	12/03/1993	A	ADMRSMJXR

GL1993002030	LEE, NORMAN R	12/03/1993	A	ADMRSMJXR

GL1993002031	MCLEOD, KENNETH A	12/03/1993	A	ADMRSMJXR

GL1993002032	REID. FRANKLIN F,. JR	12/03/1993	A	ADMRSMJXR

GL1993002034	ROMERO, JOSE L	12/03/1993	A	ADMRSMJXR

GL1993002035	RADZVILA, FRANK A	12/03/1993	A	ADMRSMJXR

GL1993002067	BIRD, OSCAR R, SR	12/09/1993	A	ADMRSMJXR

GL1993002068	LEASGANG, EDWARD F	12/08/1993	A	ADMRSMJXR

GL1993002069	GREGOIRE, ANTHONY J, JR	12/08/1993	A	ADMRSMJXR

GL1993002070	GATES, CECIL C	12/08/1993	A	ADMRSMJXR

GL1993002072	DIMAGGIO, SALVATORE A	12/08/1993	A	ADMRSMJXR

GL1993002073	PIERRE, GEORGE C	12/08/1993	A	ADMRSMJXR

GL1993002075	DUNN, WALTER	12/08/1993	A	ADMRSMJXR

GL1993002076	YATES, VINCENT T	12/08/1993	A	ADMRSMJXR

GL1993002077	WILSON, WILLIE F	12/08/1993	A	ADMRSMJXR

GL1993002078	VALIENTE, NILO D	12/08/1993	A	ADMRSMJXR

GL1993002079	VALDES, JOSEPH R	12/08/1993	A	ADMRSMJXR

GL1993002080	COLLINS, RICHMOND C	12/08/1993	A	ADMRSMJXR

GL1993002083	RUZYSKI, STANLEY	12/10/1993	A	ADMRSMJXR

GL1993002084	LEWIS, JESSE S	12/10/1993	A	ADMRSMJXR

GL1993002085	JUZANG, JAMES B	12/10/1993	A	ADMRSMJXR

GL1993002092	SCYPES, HERBERT L	12/14/1993	A	ADMRSMJXR

GL1993002093	MORSE, CLARENCE JR	12/14/1993	A	ADMRSMJXR

GL1993002123	LATORRE, FRANCISCO P	12/16/1993	A	ADMRSMJXR

GL1993002124	DUTKO, JOSEPH	12/16/1993	A	ADMRSMJXR

GL1993002125	CHRISTOPHER, JOHN K	12/16/1993	A	ADMRSMJXR

Matter Id	Matter Name	Open Date	Status

GL19930021——	CHAVEZ, VINCENT	12/16/1993	A	ADMRSMJXR

GL1993002127	BERNTSEN, RAYMOND N	12/16/1993	A	ADMRSMJXR

GL1993002128	AUSTIN, GEORGE	12/16/1993	A	ADMRSMJXR

GL1993002131	RIOS, RAFAEL A.	12/22/1993	A	ADMRSMJXR

GL1993002132	THOMPSON, DONALD L.	12/22/1993	A	ADMRSMJXR

GL1993002153	DELGADO, JUAN	12/30/1993	A	ADMRSMJXR

GL1993002154	CRUZ, FELIX	12/30/1993	A	ADMRSMJXR

GL1993002155	RUIZ, GENARO H	12/30/1993	A	ADMRSMJXR

GL1993002156	NAZARIO, JOSE M	12/30/1993	A	ADMRSMJXR

GLl993002157	MOJICA, CARLOS	12/30/1993	A	ADMRSMJXR

GL1993002158	LAZU, JULIO M	12/30/1993	A	ADMRSMJXR

GL1993002159	GARCIA, GUILLERMO	12/30/1993	A	ADMRSMJXR

GL1994000015	SANTOS, CARLOS R.	01/07/1994	A	ADMRSMJXR

GL1994000017	DEJESUS, DAMASO	01/07/1994	A	ADMRSMJXR

GL1994000018	CASTRO, GUILLERMO	01/07/1994	A	ADMRSMJXR

GL1994000019	CASTELL, JOSE M.	01/07/1994	A	ADMRSMJXR

GL1994000020	BONAFONT, LUIS A.	01/07/1994	A	ADMRSMJXR

GL1994000021	HARPER, CLYDE E	01/07/1994	A	ADMRSMJXR

GL1994000023	CARTER, JACOB D.	01/07/1994	A	ADMRSMJXR

GL1994000025	VEGA-BROWN, ISAAC	01/07/1994	A	ADMRSMJXR

GL1994000032	PACHECO, PABLO	01/111994	A	ADMRSMJXR

GL1994000033	MENDOZA, DIMAS	01/11/1994	A	ADMRSMJXR

GL1994000034	GRAJALES, GUILLERMO	01/11/1994	A	ADMRSMJXR

GL1994000035	GONZALEZ, PABLO E.	01/11/1994	A	ADMRSMJXR

GL1994000036	FALLON, ANTHONY G.	01/111994	A	ADMRSMJXR

GL1994000038	SLADE, WALTER J. (DEC’D)	01/11/1994	A	ADMRSMJXR

GL1994000103	RICHARDS, EGBERT A.	01/19/1994	A	ADMRSMJXR

GL1994000104	VELAZQUEZ, WILLIAM	01/19/1994	A	ADMRSMJXR

GL1994000105	SANTOS, EUGENIO OJEDA	01/19/1994	A	ADMRSMJXR

GL1994000145	PURAS, ERNEST E.	01/24/1994	A	ADMRSMJXR

GL1994000146	HOMMEL, ROBERT E.	01/24/1994	A	ADMRSMJXR

GL1994000157	TEMPLE, JAMES	01/27/1994	A	ADMRSMJXR

Matter Id	Matter Name	Open Date	Status

GL1994000158	HENTON, MELTON R.	01/27/1994	A	ADMRSMJXR

GL1994000159	DALE, MARION C.	01/27/1994	A	ADMRSMJXR

GL1994000160	BOWERS, EDDIE A.	01/27/1994	A	ADMRSMJXR

GL1994000161	BARTLETT, FRANK L.	01/27/1994	A	ADMRSMJXR

GL1994000178	SUMUN, JEROME	01/31/1994	A	ADMRSMJXR

GL1994000180	D’AMICO, ANGELO	02/01/1994	A	ADMRSMJXR

GL1994000181	HARRISON, JAMES B.	02/01/1994	A	ADMRSMJXR

GL1994000183	CRUZ-VILLALBA, ESTEBAN	02/01/1994	A	ADMRSMJXR

GL1994000184	FERNANDEZ, PRIMO F.	02/01/1994	A	ADMRSMJXR

GL1994000185	MCHALE, JOHN J.	02/01/1994	A	ADMRSMJXR

GL1994000186	MILES, WILBERT J., JR.	02/01/1994	A	ADMRSMJXR

GL1994000187	HERRING, GRANVILLE M.	02/01/1994	A	ADMRSMJXR

GL1994000236	RUSH, HENRY J.	02/08/1994	A	ADMRSMJXR

GL1994000237	VOLIVA, JAMES C.	02/08/1994	A	ADMRSMJXR

GL1994000238	YOUNG, WESLEY	02/08/1994	A	ADMRSMJXR

GL1994000239	SINGLETON, EDWARD, JR.	02/08/1994	A	ADMRSMJXR

GL1994000322	FERRER, SIGILFREDO B.	02/14/1994	A	ADMRSMJXR

GL1994000323	LEWIS, CALVIN H.	02/14/1994	A	ADMRSMJXR

GL1994000324	MUNOZ, FERNANDO	02/14/1994	A	ADMRSMJXR

GL1994000325	PEREZ-NEGRON, RUBEN	02/14/1994	A	ADMRSMJXR

GL1994000326	NOMIKOS, NICOLAS M.	02/16/1994	A	ADMRSMJXR

GL1994000336	ASBESTOS-GENERAL	02/22/1994	A	ADMRSMJXR

GL1994000350	FLEMMING, LIVINGSTONE N.	02/23/1994	A	ADMRSMJXR

GL1994000352	GALLIANO, GUISEPPE	02/23/1994	A	ADMRSMJXR

GL1994000369	MCGREGOR, KENNETH C.	02/24/1994	A	ADMRSMJXR

GL1994000370	NUNN, DAVID K.	02/24/1994	A	ADMRSMJXR

GL1994000371	QUINONES, NEMESIO	02/24/1994	A	ADMRSMJXR

GL1994000406	RANI, JAN	02/28/1994	A	ADMRSMJXR

GL1994000435	BUTTERTON, WALTER G	03/09/1994	A	ADMRSMJXR

GL1994000459	RODRIGUES, LANCELOT B.	03/11/1994	A	ADMRSMJXR

GL1994000460	RAMOS, CASIMIRO V.	03/11/1994	A	ADMRSMJXR

GL1994000470	FIGONI, LOUIS C	03/14/1994	A	ADMRSMJXR

Matter Id	Matter Name	Open Date	Status

GL1994000491	DELGADO, PEDRO V.	03/17/1994	A	ADMRSMJXR

GL1994000492	CARLOS M. CORNIER-OHIO	03/17/1994	A	ADMRSMJXR

GL1994000508	POPA, JOHN	03/21/1994	A	ADMRSMJXR

GL1994000509	PERRY, MICHAEL T	03/21/1994	A	ADMRSMJXR

GL1994000510	ORTIZ, GUILLERMO	03/21/1994	A	ADMRSMJXR

GL1994000518	MCDOUGALL, JOSEPH A.	03/23/1994	A	ADMRSMJXR

GL1994000519	GOMEZ, JUAN RIOZ	03/23/1994	A	ADMRSMJXR

GL1994000520	STEPHEN, FRITZBERT A	03/23/1994	A	ADMRSMJXR

GL1994000521	ROMAN, VINCENTE	03/23/1994	A	ADMRSMJXR

GL1994000564	RIOS, JUAN L.	03/31/1994	A	ADMRSMJXR

GLl994000565	RIAL, MANUEL	03/31/1994	A	ADMRSMJXR

GL1994000566	LOFTON, JACK	03/31/1994	A	ADMRSMJXR

GL1994000567	LEO, ANTHONY	03/31/1994	A	ADMRSMJXR

GL1994000606	VEGA, RAFEAL	04/07/1994	A	ADMRSMJXR

GL1994000621	LOPEZ, MANUEL F.	04/08/1994	A	ADMRSMJXR

GL1994000622	WILLIAMS, CHARLES E.	04/08/1994	A	ADMRSMJXR

GL1994000623	WILLIAMS, JOHN A.	04/08/1994	A	ADMRSMJXR

GL1994000633	O’NEILL, ANGEL L.	04/12/1994	A	ADMRSMJXR

GL1994000634	NAVARRE, THOMAS R.	04/12/1994	A	ADMRSMJXR

GL1994000656	ANTONIO DE JESUS	04/18/1994	A	ADMRSMJXR

GL1994000657	ANTONIO DE JESUS	04/18/1994	A	ADMRSMJXR

GL1994000658	DALE, EDWARD	04/18/1994	A	ADMRSMJXR

GL1994000659	FORSTER, KEITH W.	04/18/1994	A	ADMRSMJXR

GL1994000660	JAMES M. FOSTER	04/18/1994	A	ADMRSMJXR

GL1994000677	BARCELONA, RICARDO	04/19/1994	A	ADMRSMJXR

GL1994000712	BURTON, EDWARD A.	04/25/1994	A	ADMRSMJXR

GL1994000713	ELLEDGE, WILLIAM P.	04/25/1994	A	ADMRSMJXR

GLl994000714	GOODREAU, LEONARD G.	04/25/1994	A	ADMRSMJXR

GL1994000720	KALATA, JOSEPH F.	04/26/1994	A	ADMRSMJXR

GL1994000721	HENDRICKS, THOMAS F.	04/26/1994	A	ADMRSMJXR

GL1994000722	DOWNS, WINFIELD S.	04/26/1994	A	ADMRSMJXR

GL1994000723	CRAWFORD, WILLIAM C.	04/26/1994	A	ADMRSMJXR

Matter Id	Matter Name	Open Date	Status

GL19940007——	BERNARD, FERDINAND	05/04/1994	A	ADMRSMJXR

GL1994000766	BOZEMAN, ROYCE D.	05/04/1994	A	ADMRSMJXR

GL1994000773	BUFFKIN, CRANDLE M.	05/06/1994	A	ADMRSMJXR

GL1994000774	BIDOT-PARNIA, CASIMIRO	05/06/1994	A	ADMRSMJXR

GL1994000778	JAMES, THOEDORE D	05/09/1994	A	ADMRSMJXR

GL1994000779	HOYT, HARRY M.	05/09/1994	A	ADMRSMJXR

GL1994000780	CORTES, ERNESTO	05/09/1994	A	ADMRSMJXR

GL1994000794	AYALA, JUAN	05/10/1994	A	ADMRSMJXR

GL1994000795	SAWYER, ROBERT G.	05/10/1994	A	ADMRSMJXR

GL1994000829	ARMIJO, FRED & VALERIE	05/16/1994	A	ADMRSMJXR

GL1994000830	MAULTSBY, MORRIS J.	05/16/1994	A	ADMRSMJXR

GL1994000879	GONZALEZ, ANTONIO	05/26/1994	A	ADMRSMJXR

GL1994000880	LUGO, FELIPE	05/26/1994	A	ADMRSMJXR

GL1994000881	MATOS-VELEZ, ALBERTO	05/26/1994	A	ADMRSMJXR

GL1994000882	REYES, JULIO	05/26/1994	A	ADMRSMJXR

GL1994000883	SOTO, JUAN M.	05/26/1994	A	ADMRSMJXR

GL1994000914	WHITE JR., HERMAN L	06/03/1994	A	ADMRSMJXR

GL1994000971	CLEARY, PATRICK J.	06/15/1994	A	ADMRSMJXR

GL1994000974	BILLO, MICHEL	06/16/1994	A	ADMRSMJXR

GL1994000985	HAWTHORNE, ALBERT	06/21/1994	A	ADMRSMJXR

GL1994001034	WHITE, CLARENCE L	07/05/1994	A	ADMRSMJXR

GL1994001035	CUNNINGHAM, JOHN P.	07/05/1994	A	ADMRSMJXR

GL1994001036	DEVAUX, JOHN W., SR	07/05/1994	A	ADMRSMJXR

GL1994001037	SOTERALES, JOHN	07/05/1994	A	ADMRSMJXR

GL1994001114	GRANGER, EUAL	07/18/1994	A	ADMRSMJXR

GL1994001121	SPRINGER, RONALD B.	07/18/1994	A	ADMRSMJXR

GL1994001160	GRIMES, WILLIAM E.	07/26/1994	A	ADMRSMJXR

GL1994001161	HARPER, WILLIS A.	07/26/1994	A	ADMRSMJXR

GL1994001162	LOPEZ, JOSE G.	07/26/1994	A	ADMRSMJXR

GL1994001163	PEDERSEN, HERMAN	07/26/1994	A	ADMRSMJXR

GL1994001164	RIVERA, JOSE P.	07/26/1994	A	ADMRSMJXR

GL1994001198	COLLAZO-VALLE, JUAN M	08/03/1994	A	ADMRSMJXR

Matter Id	Matter Name	Open Date	Status

GL1994001199	CORVEN, FRANK	08/03/1994	A	ADMRSMJXR

GL1994001200	DEBAERE, GUY	08/03/1994	A	ADMRSMJXR

GL1994001230	SLOMAN, ALFRED R	08/09/1994	A	ADMRSMJXR

GL1994001246	MILLER, ELMER E	08/12/1994	A	ADMRSMJXR

GLl 994001247	SCHNITZER, STANLEY A.	08/12/1994	A	ADMRSMJXR

GLl994001248	SMALLS, JOHN F	08/12/1994	A	ADMRSMJXR

GLl 994001249	STURGIS, CLAUDE M.	08/12/1994	A	ADMRSMJXR

GL1994001251	BROWN, ALDOLPHUS R	08/15/1994	A	ADMRSMJXR

GL1994001310	RIGBY, ROBERT E	08/26/1994	A	ADMRSMJXR

GLl 994001311	RHONE, WILLIAM H	08/26/1994	A	ADMRSMJXR

GL1994001318	LOZADA, FRANK H.	08/30/1994	A	ADMRSMJXR

GL1994001343	FREEMAN, JOHN W	09/01/1994	A	ADMRSMJXR

GL1994001344	SIERRA, EMILIO	09/01/1994	A	ADMRSMJXR

GL1994001359	TUCKER, JOSEPH	09/07/1994	A	ADMRSMJXR

GL1994001360	YOUNG, BRANTLEY JR	09/07/1994	A	ADMRSMJXR

GL1994001361	ANGENETE, CARL B	09/07/1994	A	ADMRSMJXR

GL1994001362	BARTLETT, JOSEPH D	09/07/1994	A	ADMRSMJXR

GL1994001411	DAWSON, CHARLES J	09/21/1994	A	ADMRSMJXR

GL1994001412	MAINIERI, LOUIS A.	09/21/1994	A	ADMRSMJXR

GL1994001423	FERNANDEZ, JUAN V	09/26/1994	A	ADMRSMJXR

GL1994001424	KRISTENSEN KAJ E	09/26/1994	A	ADMRSMJXR

GL1994001425	LUCAS, CHARLES S	09/26/1994	A	ADMRSMJXR

GL1994001426	RISBECK, RICHARD W	09/26/1994	A	ADMRSMJXR

GL1994001427	WOOLF, RUFUS N	09/26/1994	A	ADMRSMJXR

GL1994001438	CEPRIANO, VINCENT	09/28/1994	A	ADMRSMJXR

GL1994001439	EMERSON, WILLIAM J	09/28/1994	A	ADMRSMJXR

GL1994001440	REID, WOODROW W	09/28/1994	A	ADMRSMJXR

GL1994001441	RINALDI, LORENZO	09/28/1994	A	ADMRSMJXR

GL1994001447	BRASS, DANIEL A	09/28/1994	A	ADMRSMJXR

GL1994001448	CLARKE, FLORIAN R	09/28/1994	A	ADMRSMJXR

GL1994001449	JOHNSON, MARK Q	09/28/1994	A	ADMRSMJXR

GL1994001450	MCLAUGHLIN, JOHN F	09/28/1994	A	ADMRSMJXR

Matter Id	Matter Name	Open Date	Status

GL19940014——	RAPPANA, OLAF E	09/28/1994	A	ADMRSMJXR

GL1994001452	RIOUX, JOSEPH N	09/28/1994	A	ADMRSMJXR

GL1994001475	TINSLEY, EDWARD	10/04/1994	A	ADMRSMJXR

GL1994001482	JOHNS, EDSEL M.	10/06/1994	A	ADMRSMJXR

GL1994001483	JONES, DYER	10/06/1994	A	ADMRSMJXR

GL1994001484	RYAN, THOMAS G.	10/06/1994	A	ADMRSMJXR

GL1994001485	WARREN, PAUL A.	10/06/1994	A	ADMRSMJXR

GL1994001486	WOLFE, GILBERT T.	10/06/1994	A	ADMRSMJXR

GL1994001500	CRAWFORD, JOSEPH F.	10/11/1994	A	ADMRSMJXR

GL1994001501	GUTIERREZ, RAOUL	10/11/1994	A	ADMRSMJXR

GL1994001502	MARTIN, JOE V.	10/11/1994	A	ADMRSMJXR

GL1994001503	NOONAN, JAMES E	10/11/1994	A	ADMRSMJXR

GL1994001504	OLSEN, JACK A	10/11/1994	A	ADMRSMJXR

GL1994001505	RANSOME, RICHARD F.	10/11/1994	A	ADMRSMJXR

GL1994001506	LOIK, PETER	10/11/1994	A	ADMRSMJXR

GL1994001507	REYES, JUAN	10/11/1994	A	ADMRSMJXR

GL1994001511	JOHNSON, FREDRICK H	10/13/1994	A	ADMRSMJXR

GL1994001512	DUARTE, HECTOR L	10/13/1994	A	ADMRSMJXR

GL1994001513	DILL, HENRY L	10/13/1994	A	ADMRSMJXR

GL1994001514	CHING SR., ZEE Y.	10/13/1994	A	ADMRSMJXR

GL1994001528	DUNKINS, LIONEL	10/18/1994	A	ADMRSMJXR

GL1994001529	SALIVA, MONSERRATE	10/18/1994	A	ADMRSMJXR

GL1994001530	WARE JR., OTHO R	10/18/1994	A	ADMRSMJXR

GL1994001531	WELCH, ORVILLE O	10/18/1994	A	ADMRSMJXR

GL1994001532	YATES JR., GEORGE T	10/18/1994	A	ADMRSMJXR

GL1994001537	THOMPSON, EDWARD	10/19/1994	A	ADMRSMJXR

GL1994001564	WEISE, WILLIAM D	10/24/1994	A	ADMRSMJXR

GL1994001571	KITCHEN, ELIZE	10/26/1994	A	ADMRSMJXR

GL1994001572	SAAR, ERICH	10/26/1994	A	ADMRSMJXR

GL1994001578	DANZEY, MORRIS	10/26/1994	A	ADMRSMJXR

GL1994001579	KIRCHNER, JAMES E	10/26/1994	A	ADMRSMJXR

GL1994001580	LOMAS, NICHOLAS	10/26/1994	A	ADMRSMJXR

Matter Id	Matter Name	Open Date	Status

GL19940015——	ADAMS, JAMES J.	10/31/1994	A	ADMRSMJXR

GL1994001599	ADAMS, JOSEPH F	10/31/1994	A	ADMRSMJXR

GL1994001600	ARGIZ, COSME	10/31/1994	A	ADMRSMJXR

GL1994001601	BENENATE, NATHAN J	10/31/1994	A	ADMRSMJXR

GL1994001602	BROWN, ROBERT D	10/31/1994	A	ADMRSMJXR

GL1994001603	CALLAWAY, JACK D	10/31/1994	A	ADMRSMJXR

GL1994001604	CAPRO, SAMUEL J	10/31/1994	A	ADMRSMJXR

GL1994001605	COLINS, DONNIE W	10/31/1994	A	ADMRSMJXR

GL1994001606	DAVIS, RALF	10/31/1994	A	ADMRSMJXR

GL1994001607	GALICKI, HENRY A	10/31/1994	A	ADMRSMJXR

GL1994001608	GARZA, ANTONIO	10/31/1994	A	ADMRSMJXR

GL1994001609	CARCAMO, JUAN A	10/31/1994	A	ADMRSMJXR

GL1994001610	ESTRADA, ALBERT	10/31/1994	A	ADMRSMJXR

GL1994001611	ESTRADA, RAUL	10/31/1994	A	ADMRSMJXR

GL1994001612	FISHER, EDDIE	10/31/1994	A	ADMRSMJXR

GL1994001613	FRANCIS III, SIDNEY S	10/31/1994	A	ADMRSMJXR

GL1994001614	MAYO, ROBERT C	10/31/1994	A	ADMRSMJXR

GL1994001615	THOMPSON SR., CARL E	10/31/1994	A	ADMRSMJXR

GL1994001627	ABBEY, JACK L	10/31/1994	A	ADMRSMJXR

GL1994001628	MUHVIC, HAROLD E	10/31/1994	A	ADMRSMJXR

GL1994001629	RAMIREZ, TOMAS	10/31/1994	A	ADMRSMJXR

GL1994001630	SCARBROUGH, JACK J	10/31/1994	A	ADMRSMJXR

GL1994001631	VILLAPOL, ESTEBAN M	10/31/1994	A	ADMRSMJXR

GL1994001632	WELCH, CHARLES A	10/31/1994	A	ADMRSMJXR

GL1994001646	KONTOS, GEORGE	11/02/1994	A	ADMRSMJXR

GL1994001647	SILVA, GEORGE A	11/02/1994	A	ADMRSMJXR

GL1994001648	TORRES, ADRIAN C	11/02/1994	A	ADMRSMJXR

GL1994001649	TREITLER SR., CARL T	11/02/1994	A	ADMRSMJXR

GL1994001674	HOFFMAN, GEORGE C	11/07/1994	A	ADMRSMJXR

GL1994001675	KYRIAKOS, DEMETRIOS	11/07/1994	A	ADMRSMJXR

GL1994001676	MITCHELL ALBERT	11/07/1994	A	ADMRSMJXR

GL1994001684	JAMISON, ROBERT L	11/08/1994	A	ADMRSMJXR

Matter Id	Matter Name	Open Date	Status

GL19940016——	JONES, KEITH	11/08/1994	A	ADMRSMJXR

GL1994001687	JUDD SR., WILLIAM S	11/08/1994	A	ADMRSMJXR

GL1994001688	MCINHAM, LUCIAN	11/08/1994	A	ADMRSMJXR

GL1994001689	MILLER, FRITZ J	11/08/1994	A	ADMRSMJXR

GL1994001690	NASSAR SR., ALFRED J	11/08/1994	A	ADMRSMJXR

GL1994001691	PARKER, WILLIAM M	11/08/1994	A	ADMRSMJXR

GL1994001692	PROCELL, JACK	11/08/1994	A	ADMRSMJXR

GL1994001708	ALEXANDER, ALEX	11/09/1994	A	ADMRSMJXR

GL1994001709	BERNANDAS, RESTITUTO E	11/09/1994	A	ADMRSMJXR

GL1994001711	BOR, NORMAN R	11/09/1994	A	ADMRSMJXR

GL1994001712	RAGAS, DONALD	11/09/1994	A	ADMRSMJXR

GL1994001713	RAGAS SR., ALFRED	11/09/1994	A	ADMRSMJXR

GL1994001714	RIGBY, WALTER S	11/09/1994	A	ADMRSMJXR

GL1994001715	RIHN, EWING A	11/09/1994	A	ADMRSMJXR

GL1994001716	ROCHA, ALBERTO C	11/09/1994	A	ADMRSMJXR

GL1994001717	SCARAMUTZ, JOSEPH	11/09/1994	A	ADMRSMJXR

GL1994001737	CORRENT, CHARLES	11/16/1994	A	ADMRSMJXR

GL1994001738	DASPIT II, WALTER J	11/16/1994	A	ADMRSMJXR

GL1994001739	GUTIERREZ, TOMAS	11/16/1994	A	ADMRSMJXR

GL1994001740	MAHL, EDWARD F	11/16/1994	A	ADMRSMJXR

GL1994001741	SULLIVAN, FREDERICK R	11/16/1994	A	ADMRSMJXR

GL1994001742	YATES, ASHELEY M	11/16/1994	A	ADMRSMJXR

GL1994001743	ZEAGLER, STANLEY	11/16/1994	A	ADMRSMJXR

GL1994001757	SERRETTE, MACDONALD	11/17/1994	A	ADMRSMJXR

GL1994001758	CAMPBELL, ARTHUR C	11/17/1994	A	ADMRSMJXR

GL1994001759	CASTILLO, JORGE A	11/17/1994	A	ADMRSMJXR

GL1994001760	EVANS, NORMAN	11/17/1994	A	ADMRSMJXR

GL1994001761	JACKSON, FUE	11/17/1994	A	ADMRSMJXR

GL1994001762	SPODAR, EMIL J	11/17/1994	A	ADMRSMJXR

GL1994001773	KRAMMER, MAURICE	11/21/1994	A	ADMRSMJXR

GL1994001774	NELLI, HAROLD H	11/21/1994	A	ADMRSMJXR

GL1994001775	PRITCHETT, WALTER L	11/21/1994	A	ADMRSMJXR

Matter Id	Matter Name	Open Date	Status

GL19940017——	YORK, WILLIAM L	11/21/1994	A	ADMRSMJXR

GL1994001777	LIGHTELL, PAUL G	11/21/1994	A	ADMRSMJXR

GL1994001778	MAILLET SR., ARTHUR	11/21/1994	A	ADMRSMJXR

GL1994001779	VIGO, JOSE J	11/21/1994	A	ADMRSMJXR

GL1994001780	YOUNG, JOHNNY	11/21/1994	A	ADMRSMJXR

GL1994001781	MCKEE, JAMES E	11/21/1994	A	ADMRSMJXR

GL1994002040	FIGONI, LOUIS C.	12/01/1994	A	ADMRSMJXR

GL1994002067	CHEN, SZE Y.	12/01/1994	A	ADMRSMJXR

GL1994002069	GILLIKIN, NORMAN D.	12/01/1994	A	ADMRSMJXR

GL1994002074	MARTELLO, JOHN E.	12/01/1994	A	ADMRSMJXR

GL1994002075	MIRANDA, FELIX	12/01/1994	A	ADMRSMJXR

GL1994002076	NUSS, GEORGE A	12/01/1994	A	ADMRSMJXR

GL1994002078	RAKAS JR., FRANK	12/01/1994	A	ADMRSMJXR

GL1994002079	WAGERIK, STEPHEN	12/01/1994	A	ADMRSMJXR

GL1994002101	DELGADO, ISIDRO G.	12/01/1994	A	ADMRSMJXR

GL1994002102	LEONARD, FRANK A.	12/01/1994	A	ADMRSMJXR

GL1994002104	WOLKOSKI, JOHN J.	12/01/1994	A	ADMRSMJXR

GL1994002106	SPENCER, ROBERT	12/01/1994	A	ADMRSMJXR

GL1994002107	BEAVERS, JAY V.	12/01/1994	A	ADMRSMJXR

GL1994002108	BETTIS JR., LONNIE	12/01/1994	A	ADMRSMJXR

GL1994002109	GUERIN, RICHARD H.	12/01/1994	A	ADMRSMJXR

GL1994002111	TATE SR., FELIX	12/01/1994	A	ADMRSMJXR

GL1994002112	BENZUK, ALEXANDER	12/01/1994	A	ADMRSMJXR

GL1994002113	BRIGHT, ROBERT D.	12/01/1994	A	ADMRSMJXR

GL1994002114	BROWN, CHARLES A.	12/01/1994	A	ADMRSMJXR

GL1994002115	FOSTER, FLORON	12/01/1994	A	ADMRSMJXR

GL1994002116	GRUBERT, ELLIOT A.	12/01/1994	A	ADMRSMJXR

GL1994002117	HARMAN, DE LOSS C.	12/01/1994	A	ADMRSMJXR

GL1994002118	HOUSE, HUBERT H.	12/01/1994	A	ADMRSMJXR

GL1994002119	KELLY, FRED	12/01/1994	A	ADMRSMJXR

GL1994002120	LAMONTHE, ADOLPHE L.	12/01/1994	A	ADMRSMJXR

GL1994002121	LITTLETON, JAMES H.	12/01/1994	A	ADMRSMJXR

GL1994002	THOMMEN, JOHN F	12/01/1994	A	ADMRSMJXR

GL1994002134	BETTS, FRANK W	12/01/1994	A	ADMRSMJXR

GL1994002135	CARMICHAEL, H	12/01/1994	A	ADMRSMJXR

GL1994002136	CASANOVA, RAYMOND H	12/01/1994	A	ADMRSMJXR

GL1994002137	DUNN, MICHAIL J	12/01/1994	A	ADMRSMJXR

GL1994002138	HULLER, KENNETH G	12/01/1994	A	ADMRSMJXR

GL1994002139	PAUL, LOUIS B	12/01/1994	A	ADMRSMJXR

GL1994002140	RAMIREZ, EDGARDO	12/01/1994	A	ADMRSMJXR

GL1994002141	ROSATO, MATTHEW	12/01/1994	A	ADMRSMJXR

GL1994002142	SMITH, CHARLES S	12/01/1994	A	ADMRSMJXR

GL1994002143	VAN SEVEREN, AUGUSTIN	12/01/1994	A	ADMRSMJXR

GL1994002188	BEVERLY, EUGENE R	12/01/1994	A	ADMRSMJXR

GL1994002191	CALDEIRA, ANTHONY B	12/01/1994	A	ADMRSMJXR

GL1994002193	CAWTHORNE, BOBBY W	12/01/1994	A	ADMRSMJXR

GL1994002194	COLON, ABRAHAM	12/01/1994	A	ADMRSMJXR

GL1994002196	CRUZ, JUAN A	12/01/1994	A	ADMRSMJXR

GL1994002198	EDWARD, DAVID E	12/01/1994	A	ADMRSMJXR

GL1994002200	KING, ELMER N	12/01/1994	A	ADMRSMJXR

GL1994002203	GARRITY, GERALD L	12/01/1994	A	ADMRSMJXR

GL1994002204	GIBBS, AUBREY L	12/01/1994	A	ADMRSMJXR

GL1994002205	MARTELLO, JOSEPH	12/01/1994	A	ADMRSMJXR

GL1994002206	PASZEK, JOSEPH	12/01/1994	A	ADMRSMJXR

GL1994002207	SALERNO, IGNATIUS	12/01/1994	A	ADMRSMJXR

GL1994002208	STAHL, RALPH	12/01/1994	A	ADMRSMJXR

GL1994002209	WILLIAMS, WHEELER (EST)	12/01/1994	A	ADMRSMJXR

SCHEDULE 4.06 TO THE 1995 AWAC FORMATION AGREEMENT

SCHEDULE 8.02 TO THE 1995 AWAC FORMATION AGREEMENT

A. Volumetric Allocation: For purposes of allocating responsibility for certain matters that span both the pre and post formation period, the parties have agreed on a volumetric allocation. Matters susceptible to a volumetric allocation between ACOA, WMC and the Enterprise Companies include remediation and closure costs for red mud lakes and landfills. The allocation method to be used for mud lakes and landfills shall be the ratio based on the volume of red mud (bauxite residue) on a dry weight basis for mud lakes or waste material disposed pre-formation to that disposed post-formation. Set forth below are the lakes and landfills that are subject to this volumetric allocation. Any additional site determined after formation to have received waste both pre and post formation shall also be subject to this allocation method. For each site, an estimate of waste material volumes has been established based on current information. The parties will revise these estimates as better information becomes available. Should the costs of remediation or closure be inflated due to the removal or clean up of a substance deposited in the red mud lake or landfill other than red mud, or waste which the landfill was designated to receive, (“Additional Material”) the consequential extra costs of remediation shall be borne in proportion to the amount of Additional Material deposited pre and post formation.

PLANT	SITE	ESTIMATES AT FORMATION DATE
Point Comfort	Mud Lake 1	2.5 million metric tonnes
	Mud Lake 2	5.4 million metric tonnes
	Mud Lake 3	4.8 million metric tonnes
	Mud Lake 4	13.5 million metric tonnes
	Industrial Landfills	189,000 tonnes
Alumar	Mud Lake 1	to be provided by 2-28-95
	Mud Lake 2	2.5 million metric tonnes
	Ash Landfill	to be provided by 2-28-95
	Industrial Waste Landfill	36,000 tonnes
Suralco	Mud Lake 1	.8 million metric tonnes
	Mud Lake 2	1.5 million metric tonnes
	Mud Lake 3	1.9 million metric tonnes
	Mud Lake 4	2.6 million metric tonnes
	Mud Lake 5A	2.0 million metric tonnes
	Mud Lake 5C	3.0 million metric tonnes
	Mud Lake 6	11.1 million metric tonnes
	Landfill	to be provided by 2-28-95

	SPL Storage	to be provided by 2-28-95
	Pot Skimmings Pile	to be provided by 2-28-95
	Sanitary Landfill	to be provided by 2-28-95
Jamalco	Mud Lake 1	4.0 million metric tonnes
	Mud Lake 2	to be provided by 2-28-95
	Mud Lake 3	3.5 million metric tonnes
	Landfill	to be provided by 2-28-95
Fort Meade	New Silica Ponds	4.6 million cubic feet
Kwinana	Mud Lake A	2.1 million metric tonnes
	Mud Lake B	3.0 million metric tonnes
	Mud Lake C	6.9 million metric tonnes
	Mud Lake F	53 million metric tonnes
	Mud Lake H	10.9 million metric tonnes
	Mud Lake J	1.5 million metric tonnes
	Asbestos landfill	to be provided by 2-28-95
Pinjarra	Mud Lake 1	8.6 million metric tonnes
	Mud Lake 2	47.2 million metric tonnes
	Mud Lake 3	21.8 million metric tonnes
	Mud Lake 4	10.6 million metric tonnes
	Mud Lake 5	8.1 million metric tonnes
	Mud Lake 6	2.7 million metric tonnes
	Asbestos Landfill	to be provided by 2-28-95
	Oxylate Disposal Area	to be provided by 2-28-95
	Industrial waste landfill	to be provided by 2-28-95
Wagerup	Mud Lake 1	5.5 million metric tonnes
	Mud Lake 2	5.0 million metric tonnes
	Mud Lake 3	5.6 million metric tonnes
	Mud Lake 4	1.8 million metric tonnes
	Mud Lake 5	.8 million metric tonnes
	Mud Lake S1	1.1 million metric tonnes
	Oxylate Disposal Area	to be provided by 2-28-95
	Landfills	to be provided by 2-28-95
Portland	Spent Potlining Storage	to be provided by 2-28-95
Pt Henry	Landfill(s)	to be provided by 2-28-95
	New SPL landfill	to be provided by 2-28-95
	New dross landfill	to be provided by 2-28-95
	General refuse landfill	to be provided by 2-28-95
	PCB switchyard	to be provided by 2-28-95
	Chrome sludge disposal area	to be provided by 2-28-95

B. Geographic Allocation: For purposes of allocating responsibility for rehabilitation of mining areas that span both the pre and post formation period, the parties have agreed that responsibility should be allocated based on the geographic areas that were mined pre and post formation as reflected on the mining maps maintained in the ordinary course by each facility. The parties will be responsible for rehabilitation of pre formation mining in accordance with their pre-formation ownership. The Enterprise Companies will be responsible for rehabilitation of post formation mining. Mining maps with demarcation of pre-formation mining areas for Suriname, Jamaica, and Western Australia will be provided to WMC as soon as practical after the Formation Date.

C. Allocation of Specific Events: Certain matters, some of which are identified below, have been agreed are matters that occurred pre-formation. These matters shall be the sole responsibility of ACOA or, if applicable to Alcoa of Australia, based on the pre-formation ownership percentages of WMC and ACOA. Any other Extraordinary Liability determined after formation to have occurred solely pre-formation also shall be allocated in this manner:

PLANT	SITE	ALLOCATION
Point Comfort	ChlorAlkali Plant	100% ACOA
	Costs to upgrade the wastewater treatment facilities to meet mercury limits in the new water permits	100% ACOA
	Capital costs to comply with air permitting requirements for the “grandfathered sources” as of Formation Date	100% ACOA
	Pre-formation PCB spills	100% ACOA
Arkansas	Mud Lakes	100% ACOA
	Cooling Ponds	100% ACOA
	Costs of compliance with Administrative Order on Consent dated July 21, 1994	100% ACOA
	Landfill	100% ACOA
	Oxylate Landfill	100% ACOA
	Capital costs to control fugitive emissions as of Formation Date	100% ACOA

Nashville	Control equipment to meet air permit as of Formation Date	100% ACOA
	Site assessment for historic contamination as of Formation Date	100% ACOA
Lake Charles	Waste disposal penalty for pre-formation NOV	100% ACOA
Mobile	Mud Lakes	100% ACOA
Fort Meade	Old Silica ponds and associated groundwater remediation	100% ACOA
	Pre-formation oil spill remediation	100% ACOA
Alumar	Leachate pond liner	100% ACOA
	Remediation of pre-formation spills identified in report being undertaken at time of formation	100% ACOA
Suralco	Remediation of swamp due to breach in Mud Lake	100% ACOA
Jamalco	Leak from Mud Lake 2	100% ACOA
	Remediation of oil lagoon at port	100% ACOA
	PCB disposal	100% ACOA
Ludwigshafen	Mud Lakes	100% ACOA
	Remediation area east of calcination facility under investigation as of Formation Date	100% ACOA
Rotterdam	ESP upgrades to comply with requirements as of Formation Date	100% ACOA
All ACOA plants	Remove and remediate Underground storage tanks	100% ACOA
All Alcoa of Australia plants	Remove and remediate all underground storage tanks	51 % ACOA /49% WMC

Specific items identified in Attachment B of the Dames & Moore report entitled “Summary of Significant Cost Issues - WMC Environmental Assessment, Alumina Refineries and Associated Operations Worldwide” that are not specifically allocated in this agreement will be the responsibility of the Enterprise Companies. The agreed allocation of these matters is without prejudice and shall not be precedential when allocating other liabilities.

D. Caustic Contamination: The parties recognize that it is impossible to precisely allocate the responsibility for remediation of caustic contamination. However, there is likely to be some correlation to the amount of time that the plant has been operated, the caustic handling practices in the plants and the volume of mud disposed in the lakes. For that reason, the parties have agreed that by July 1, 1995, the Enterprise Companies will develop a concrete repair and replacement program similar to that underway at the refineries in Western Australia that would include identifying areas of concrete heave and cracking, utilizing improved slab repair and replacement techniques, improved sealant procedures and improving secondary containment in the refinery. If in any year during the first 10 years after the Formation Date the costs of this program exceed US $1,000,000 at any plant, then the excess amount will be paid by ACOA. The $1,000,000 limit will be indexed to the US Producer Price Index (less food and feeds) during the ten year period

The parties further agree that by December 31, 1995 (July 1, 1996 for Point Comfort), the Enterprise Companies will undertake a preliminary assessment of potential contamination of soil and groundwater at the ACOA alumina refineries and Bauxite, Arkansas chemicals plant and the respective mud lakes, sufficient to identify serious problems resulting from contamination from caustic liquor and its constituents. This assessment can take into account and utilize existing data and information. If the assessment reveals an area of contamination that currently constitutes a significant and imminent risk to human health or the environment, ACOA shall be responsible for 100% of the remediation of that area. For purposes of this section, a significant and imminent risk to human health or the environment means a condition which, without immediate intervention, would result in an unacceptable risk to human and environmental receptors based on a risk evaluation of the data obtained in the assessment. Evidence of contamination of soil or groundwater does not, by itself, constitute a significant and imminent risk.

If the area does not constitute a significant and imminent risk to human health or environment, the Enterprise Companies shall continue to monitor the sites on a regular basis and any future remediation costs shall be shared using a pro rata allocation of responsibility based on the volume of mud disposed in the mud lake pre and post formation for contamination from mud lakes (see section A) and the plant’s length of service pre and post formation for contamination from the plant operations, at the time the contamination is remediated. The Enterprise Company’s share of liability shall be determined according to the following formula: Post-formation years of service divided by Total years of service multiplied by .90.

PLANT	DATE OF FIRST SERVICE
Pt. Comfort	1960
Arkansas	1954
Jamaica	1972
Suriname	1965
Sao Luis	1984
Pinjarra	1972
Kwinana	1963
Wagerup	1984

The following examples are intended to clarify the intent of the parties with respect to different remediation treatment of mudlake plumes and plant plumes:

Example 1: Remediation of caustic liquor plumes under Plant A, Mudlake 1:

•	Tonnes of red mud deposited at Formation Date: 4.0 MMT

•	Tonnes of red mud deposited at closure/remediation date: 5.0 MMT

•	Cost of plume remediation: US$10M

•	ACOA pays: 4/5 x US$10M = US$8M

•	Enterprise Company pays: US$2M

Example 2: Remediation of caustic liquor plumes under Plant B:

•	Date of first service: 1965

•	Date of plume remediation: 2005 (i.e., 10 post-formation years of service)

•	Cost of plume remediation: US$10M

•	Enterprise Company pays: 10/40 x US$10M x 0.9 = US$2.25 M

•	ACOA pays: US$7.75M

E. Asbestos Abatement: The parties recognize that the plants involved in the Enterprise contain both friable and non-friable asbestos. ACOA has, and will continue to, identify and abate friable asbestos. The parties agree, however, that non-friable asbestos has some economic value to the Enterprise Companies. As a result, the parties have agreed to allocate costs for asbestos abatement in accordance with the following formula:

•	100% to ACOA if performed in the first 5 years after the Formation Date;

•	50% to ACOA and 50% to the Enterprise Companies if performed between 5 and 10 years after the Formation Date;

•	100% to Enterprise Companies if performed more than 10 years after the Formation Date.

The parties agree that ACOA will be responsible for any common law, statutory or other liability for or in respect of or in any way arising out of asbestosis or other asbestos related disease however caused.

F. Time Allocation: Any remediation required at the Scurlock-Permian tanks located at Point Comfort shall be allocated according to the following formula:

•	100% to ACOA if discovered in the first 3 years after the Formation Date

•	75% to ACOA and 25% to the Enterprise Company if discovered between 3 and 5 years after Formation Date

•	50% to ACOA and 50% to the Enterprise Company if discovered between 5 and 10 years after the Formation Date

•	25% to ACOA and 75% to the Enterprise Company if discovered between 10 and 15 years after the Formation Date

•	100% to the Enterprise Company if discovered more than 15 years after the Formation Date

G. Point Comfort Issues: Alcoa agrees that it will be 100% responsible for remediating the contamination, as well as natural resource damages, which gave rise to the placement of the site on the National Priorities List and the entry of the Administrative Order on Consent issued on March 31, 1994, and any subsequent Order issued relating to this contamination. For purposes of this section, the costs attributable to investigation or remediation allocable to ACOA shall include, but not be limited to, all costs (including a reasonable allocation of internal overhead costs) associated with the investigation, remediation, or care of any Investigative Area, or other location identified for remediation and all costs associated with the preparation, negotiation, completion, and implementation of the Remedial Investigation (including Preliminary Site Characterization, Remedial Investigation Work Plan, Human Health & Ecological Risk Assessment, and Treatability Studies), the Feasibility Study, the Remedial Design, the Remedial Action, and the Post- Closure Operation and Maintenance Plans. Point Comfort shall record and track these costs such that they are severable from other costs and expenses incurred at the site.

Notwithstanding the above, for the sites which are used post-formation such as mud lakes and landfills, the costs shall be allocated as set forth in section A or C of this schedule as applicable except that Alcoa agrees that it will be responsible for 100% of any additional costs of a site allocated in this agreement to the Enterprise company, or to ACOA and the Enterprise company jointly, above the costs if the plant were not a Superfund site.

The following example is intended to clarify the intent of the parties with respect to the allocation of costs at Point Comfort:

Example: Remediation of mud lakes at Point Comfort:

•	Tonnes of red mud deposited at Formation Date: 3.0MMT

•	Tonnes of red mud deposited at closure/remediation: 5.0MMT

•	Cost of closure/remediation without Superfund: $10 million

•	ACOA pays 3/5 x 10 = $6 million

•	Enterprise Company pays 2/5 x 10 = $4 million

•	Additional closure/remediation costs due to Superfund: $6 million

•	ACOA pays 100% of additional costs

•	Total ACOA cost $6 million + $6 million = $12 million

•	Total Enterprise Company cost $4 million

The allocation imposed by this section shall survive the failure of Congress to reauthorize CERCLA or any change in that statute which would eliminate ACOA’s obligation to remediate the environmental conditions which were the basis for the placement of the site on the National Priorities List and for entry of the Administrative Order on Consent, or pay natural resource damages, and shall apply without regard to whether the work is performed at the direction of US EPA, the Texas Natural Resource Conservation Commission or both.

H. Fugitive Dust Emissions: The parties have identified the potential need to upgrade or install fugitive dust collection systems to control bauxite and alumina fugitive emissions. The parties agree that if such systems are required in the first two years after the Formation Date, then ACOA will be 100% responsible for the cost. If the systems are required after two years from the Formation Date, then the Enterprise Companies will be 100% responsible for the cost.